Exhibit 10.3

FIRST AMENDMENT

Dated as of October 25, 2007

TO

STOCK AND MEMBERSHIP INTEREST PURCHASE AGREEMENT

Dated as of September 19, 2007

by and among

Key Energy Services, LLC

and

L. Charles Moncla, Jr., Moncla Family Partnership, Ltd., L. Charles Moncla, Jr. Charitable Remainder Trust, Michael Moncla, Matthew Moncla, Marc Moncla, Christopher Moncla, Bipin A. Pandya, Thomas Sandahl, Rhonda Moncla, Cain Moncla, Andrew Moncla, Kenneth Rothstein, Moncla Well Service, Inc., Moncla Marine, L.L.C., Moncla Marine Operations, L.L.C., Moncla Marine Vessel No. 1, L.L.C., Moncla Marine Vessel No. 2, L.L.C., Moncla Marine Vessel No. 3, L.L.C., Moncla Marine Vessel No. 4, L.L.C., Moncla Marine Vessel No. 5, L.L.C., Moncla Marine Vessel No. 6, L.L.C., Moncla Marine Vessel No. 8, L.L.C., Moncla Marine Vessel No. 9, L.L.C., Moncla Marine Vessel No. 10, L.L.C., Moncla Marine Vessel No. 11, L.L.C., Moncla Marine Vessel No. 12, L.L.C., Moncla Marine Vessel No. 14, L.L.C., Moncla Marine Vessel No. 15, L.L.C., Moncla Marine Crew Boats, L.L.C., Brothers Oilfield Service & Supply, L.L.C., 4M Equipment & Leasing, L.L.C., L C M Industries, L.L.C., Moncla Drilling, L.L.C.,

and Petroleum Well Service, Inc.

TABLE OF CONTENTS

		Page

ARTICLE I AMENDMENTS		2

1.1	Additional Companies	2
1.2	Incorporation	2
1.3	Payment Agent	3

ARTICLE II		3

MISCELLANEOUS		3

2.1	Effect of Amendment	3
2.2	Counterparts	3

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FIRST AMENDMENT TO

STOCK AND MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK AND MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of October 25, 2007 by, between and among Key Energy Services, LLC, a Texas limited liability company (hereinafter referred to as “Purchaser”), and L. Charles Moncla, Jr. (“Moncla”), Moncla Family Partnership, Ltd. (“Family Partnership”), L. Charles Moncla, Jr., as Trustee of the L. Charles Moncla, Jr. Charitable Remainder Trust, Michael Moncla, Matthew Moncla, Marc Moncla, Christopher Moncla, Bipin A. Pandya, Thomas Sandahl, Rhonda Moncla, Cain Moncla, Andrew Moncla, and Kenneth Rothstein (together with Moncla and Family Partnership hereinafter collectively referred to as “Sellers”) and Moncla Well Service, Inc. (“MWS”), Moncla Marine, L.L.C. (“Moncla Marine”), Moncla Marine Operations, L.L.C. (“Marine Operations”), Moncla Marine Vessel No. 1, L.L.C. (“Marine No. 1”), Moncla Marine Vessel No. 2, L.L.C. (“Marine No. 2”), Moncla Marine Vessel No. 3, L.L.C. (“Marine No. 3”), Moncla Marine Vessel No. 4, L.L.C. (“Marine No. 4”), Moncla Marine Vessel No. 5, L.L.C. (“Marine No. 5”), Moncla Marine Vessel No. 6, L.L.C. (“Marine No. 6”), Moncla Marine Vessel No. 8, L.L.C. (“Marine No. 8”), Moncla Marine Vessel No. 9, L.L.C. (“Marine No. 9”), Moncla Marine Vessel No. 10, L.L.C. (“Marine No. 10”), Moncla Marine Vessel No. 11, L.L.C. (“Marine No. 11”), Moncla Marine Vessel No. 12, L.L.C. (“Marine No. 12”), Moncla Marine Vessel No. 14, L.L.C. (“Marine No. 14”), Moncla Marine Vessel No. 15, L.L.C. (“Marine No. 15”), Moncla Marine Crew Boats, L.L.C. (“Marine Crew Boats” and, together with Marine Operations, Marine No. 1, Marine No. 2, Marine No. 3, Marine No. 4, Marine No. 5, Marine No. 6, Marine No. 8, Marine No. 9, Marine No. 10, Marine No. 11, Marine No. 12, Marine No. 14, and Marine No. 15, are collectively, the “Marine Subsidiaries”), Brothers Oilfield Service &

1

Supply, L.L.C. (“Brothers”), 4M Equipment & Leasing, L.L.C. (“4M”), L C M Industries, L.L.C. (“L C M”), Moncla Drilling, L.L.C. (“Drilling”), and Petroleum Well Service, Inc. (“Well Service”).  MWS, Moncla Marine, Marine Subsidiaries, Brothers, 4M, L C M, Drilling, and Well Service are sometimes referred to as the “Companies” and each, individually, a “Company”.

W I T N E S S E T H :

WHEREAS, Sellers and the Purchaser entered into a Stock and Membership interest Purchase Agreement dated as of September 19, 2007 (the “Original Agreement”) and now wish to make certain amendments thereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
AMENDMENTS

1.1          Additional Companies.

The Sellers have created Marine No. 10, Marine No. 11, Marine No. 12, Marine No. 14, and Marine No. 15 (collectively, the “New Companies”).  The New Companies are owned by Moncla Marine.  Sellers and Purchaser hereby amend the Original Agreement to add the New Companies to the defined terms of “Companies” (and each individually a “Company”) and the defined term “Marine Subsidiaries.”

1.2          Incorporation.

All representations, warranties, covenants, agreements, and indemnities made in the Original Agreement with respect to the Companies are hereby made with respect to the New Companies.

2

1.3          Payment Agent.

Sellers hereby authorize and direct the Purchaser to deliver the non-compete fee to the Payment Agent.  Payment Agent agrees to disburse the non-compete fee in accordance with the Original Agreement.

ARTICLE II

MISCELLANEOUS

2.1          Effect of Amendment.

Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Sellers contained in the Original Agreement are incorporated herein by reference for all purposes as if copied herein in full. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Original Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

2.2          Counterparts.

This Amendment may be executed in any number of counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers effective as of the day and year first above written but executed on the dates set forth below.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

4

WITNESSES:	PURCHASER:

KEY ENERGY SERVICES, LLC

/s/ Marilyn Maloney	By:	/s/ Newton W. Wilson, III
Marilyn Maloney		Newton W. Wilson, III, Manager

/s/ Kimberly Frye
Kimberly Frye

Signature Pages

WITNESSES:		SELLERS:

/s/ Marilyn Maloney		/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		LEON CHARLES MONCLA, JR.
/s/ Zachary Stump
Zachary Stump
MONCLA FAMILY PARTNERSHIP

/s/ Marilyn Maloney	By:	MONCLA MANAGEMENT TRUST, General Partner
Marilyn Maloney
/s/ Zachary Stump	By:	/s/ Leon Charles Moncla, Jr.
Zachary Stump		Leon Charles Moncla, Jr., Trustee

/s/ Marilyn Maloney		/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		LEON CHARLES MONCLA, JR., TRUSTEE OF L. CHARLES MONCLA, JR. CHARITABLE REMAINDER TRUST
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney		/s/ Michael Charles Moncla
Marilyn Maloney		MICHAEL CHARLES MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney		/s/ Matthew Moncla, Jr.
Marilyn Maloney		MATTHEW MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney		/s/ Marc Moncla
Marilyn Maloney		MARC MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Christopher Moncla
Marilyn Maloney	CHRISTOPHER MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Bipin A. Pandya
Marilyn Maloney	BIPIN A. PANDYA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Thomas Sandahl
Marilyn Maloney	THOMAS SANDAHL
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Rhonda Moncla
Marilyn Maloney	RHONDA MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Cain Moncla
Marilyn Maloney	CAIN MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Andrew Moncla
Marilyn Maloney	ANDREW MONCLA
/s/ Zachary Stump
Zachary Stump

/s/ Marilyn Maloney	/s/ Kenneth Rothstein
Marilyn Maloney	KENNETH ROTHSTEIN
/s/ Zachary Stump
Zachary Stump

WITNESSES:	COMPANIES:

MONCLA WELL SERVICE, INC.

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., President

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE, L.L.C.

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE OPERATIONS, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 1, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 2, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 3, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 4, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 5, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 6, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 8, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 9, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 10, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 11, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 12, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 14, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE VESSEL NO. 15, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA MARINE CREW BOATS, L.L.C.

	By:	MONCLA MARINE, L.L.C., Sole Member

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

BROTHERS OILFIELD SERVICE & SUPPLY, L.L.C.

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

4M EQUIPMENT & LEASING, L.L.C.

/s/ Marilyn Maloney	By:	Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

L C M INDUSTRIES, L.L.C.

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., Manager

/s/ Zachary Stump
Zachary Stump

MONCLA DRILLING, L.L.C.

/s/ Marilyn Maloney	By:	/s/ Michael Charles Moncla, Jr.
Marilyn Maloney		Michael Charles Moncla, Manager

/s/ Zachary Stump
Zachary Stump

PETROLEUM WELL SERVICE, INC.

/s/ Marilyn Maloney	By:	/s/ Leon Charles Moncla, Jr.
Marilyn Maloney		Leon Charles Moncla, Jr., President

/s/ Zachary Stump
Zachary Stump